UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2024

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VROOM, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-39315	90-1112566
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
3600 W Sam Houston Pkwy S, Floor 4 Houston, Texas 77042
(Address of principal executive offices) (Zip Code)

(518) 535-9125
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐ Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐ Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	VRM	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K/A (the “Current Report”) amends the Current Report on Form 8-K filed by Vroom, Inc. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 22, 2024 (the “Original Report”) and is being filed solely in order to amend and supplement the Company’s disclosure contained in Item 2.05 of the Original Report. The Original Report otherwise remains unchanged.

Item 2.05. Costs Associated with Exit or Disposal Activities.

As previously announced, on January 19, 2024, the Board of Directors (the “Board”) of the Company approved a value maximization plan, pursuant to which the Company is discontinuing its ecommerce operations and winding down its used vehicle dealership business in order to preserve liquidity and enable the Company to maximize stakeholder value through its remaining businesses (the “Value Maximization Plan”). At the time of the Original Report, the Company was not able to make a good faith estimate of the costs it would incur in connection with the Value Maximization Plan. The Company now estimates it will incur approximately $31.5 million in one-time expenses in connection with the Plan. Included in this amount are approximately $15.0 million in costs attributable to contract and lease terminations and approximately $16.5 million of expenses the Company expects to incur relating to employee severance and benefits costs. Although the Company anticipates the ecommerce wind down to be substantially complete by March 31, 2024, additional wind-down costs may be incurred through the end of 2024.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the potential impacts of the execution of and the expected benefits and cost-savings, if any, from our Value Maximization Plan, any anticipated costs and charges related to the Value Maximization Plan and the anticipated timeline of such costs, charges, implementation or completion of the Value Maximization Plan, our expectations regarding United Auto Credit Corporation and CarStory; our ability to successfully wind down and halt our ecommerce operations, liquidate our used vehicle inventory in an efficient manner and implement the reduction-in-force; and future results of operations and financial position of our remaining businesses. These statements are based on management’s current assumptions and are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. For other important factors that could cause actual results to differ materially from the forward-looking statements in this Current Report on Form 8-K, please see the risks and uncertainties identified under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, which is available on the Company’s Investor Relations website at ir.vroom.com and on the SEC website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K/A. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 13, 2024	VROOM, INC.
	By:	/s/ Robert R. Krakowiak
Name: Robert R. Krakowiak
Title: Chief Financial Officer